SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported):  October 29, 2003
                            PEET'S COFFEE & TEA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Washington               0-32233                   91-0863396
    (State of jurisdiction)     (Commission File No.)        (IRS Employer
                                                       Identification No.)

                                1400 Park Avenue
                        Emeryville, California 94608-3520
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code:  (510) 594-2100




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ITEM  12.     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.
     On October 29, 2003, Peet's Coffee & Tea, Inc. (the "Company"), announced via press release the Company's results for its third quarter ended September
28, 2003, and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is furnished herewith as Exhibit
99.1  and  is  incorporated  herein  by  reference.


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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                   PEET'S  COFFEE  &  TEA,  INC.
Dated:  October  29,  2003                         By:     /s/  Thomas  Cawley
                                                       -----------------------
                                                       Thomas  Cawley
                                                       Chief  Financial  Officer




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                                  EXHIBIT INDEX

EXHIBIT  NUMBER     DESCRIPTION
-------  ------     -----------
99.1                Press  release,  dated  October  29,  2003.